SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)  September 8, 1998
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                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                        0-28456                 65-0635748
         -------                        -------                 ----------
(State or other jurisdiction        (Commission File          (IRS Employer
    or incorporation)                   Number)             Identification No.)



               5100 Town Center Circle, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (561) 416-9484
                                                    ---------------

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 6.  Resignations of Registrant's Directors

         Effective September 8, 1998, Raul Perra-Henze, M.D. tendered his resignation as a director of the Company. The resignation noted that Dr. Perra-Henze had accepted a position with a national consulting firm whose policy precludes him from serving on any outside boards.

         At a special meeting of the Board of Directors on September 8, 1998, the Company elected Michael P. Goldstein as a director of the Company. Mr. Goldstein co-founded Datascan of Florida,, Inc. in 1981 and has since served as it's Vice President. Datascan, a wholly owned subsidiary of Metropolitan Health Networks, Inc., provides mobile and fixed site diagnostic services to hospitals and physician practices in the Dade, Broward and Palm Beach Counties. Additionally, at the special meeting of the Board, Kenneth Hall resigned as a director, effective at the adjournment of the meeting.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROPOLITAN HEALTH NETWORKS, INC.


                                           By:/s/ Donald B. Cohen
                                             -------------------------------
                                                Donald B. Cohen
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:  September 10, 1998



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